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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): December 12, 1997


                         CINERGI PICTURES ENTERTAINMENT INC.

                (Exact name of registrant as specified in its charter)


           DELAWARE                    0-23958             95-4247952
       (State or other               (Commission        (I.R.S. Employer
 jurisdiction of Incorporation)      File Number)      Identification No.)


                        2308 BROADWAY, SANTA MONICA, CA  90404
                 (Address of principal executive offices)  (zip code)

          Registrant's telephone number, including area code: (310) 315-6000


                                         N/A
            (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     FINAL MERGER CONSIDERATION. On December 12, 1997, Cinergi Pictures Entertainment Inc. (the "Company") announced that, in accordance with the terms of the Agreement of Merger dated as of September 2, 1997 among the Company, Andrew G. Vajna (Chairman of the Board, President and Chief
Executive Officer of the Company), Valdina Corporation N.V. ("Valdina") and CPEI Acquisition, Inc. ("Newco"), as amended by Amendment No. 1 to Agreement of Merger dated as of November 23, 1997 by and among the Company, Mr. Vajna, Valdina and Newco (as amended, the "Merger Agreement"), stockholders of the Company (other than Mr. Vanjna, Valdina, and stockholders who perfect dissenters' rights) will be entitled to receive final merger consideration of $2.52 per share upon conversion of their shares of common stock of the Company in the proposed merger of the Company and Newco. Additional information regarding such announcement is contained in the press release filed herewith as Exhibit 99.1 which is incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          The Exhibits listed below are filed as part of this Report.

          Exhibit No.         Description of Exhibit
          -----------         ----------------------

              2.1 Agreement of Merger, dated as of September 2, 1997, by and among Andrew G. Vajna, Valdina Corporation N.V., CPEI Acquisition Inc. and the Company. Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, dated August 25, 1997, filed with the Securities and Exchange Commission on September 5, 1997.

              2.2 Amendment No. 1 to Agreement of Merger, dated as of November 23, 1997. Incorporated by reference to Exhibit (c)(1) to Schedule 13E-3/A (Amendment No. 2) dated November 24, 1997, filed with the Securities and Exchange Commission on November 24, 1997 by the Company, CPEI Acquisition, Inc., Andrew G. Vajna and Valdina Corporation N.V. with respect to the Company.

             99.1        Press Release issued on December 12, 1997.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CINERGI PICTURES ENTERTAINMENT INC.



Date: December 16, 1997             By:       /s/ Warren Braverman
                                       -----------------------------------------
                                                 Name: Warren Braverman
                                                 Title: Chief Operating Officer,
                                                        Chief Financial Officer
                                                        and Executive Vice
                                                        President





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                                    EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
-----------                     ----------------------


   2.1 Agreement of Merger, dated as of September 2, 1997, by and among Andrew G. Vajna, Valdina Corporation N.V., CPEI Acquisition Inc. and the Company. Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, dated August 25, 1997, filed with the Securities and Exchange Commission on September 5, 1997.

   2.2 Amendment No. 1 to Agreement of Merger, dated as of November 23, 1997. Incorporated by reference to Exhibit (c)(1) to Schedule 13E-3/A (Amendment No. 2) dated November 24, 1997, filed with the Securities and Exchange Commission on November 24, 1997 by the Company, CPEI Acquisition, Inc., Andrew G. Vajna and Valdina Corporation N.V. with respect to the Company.


  99.1              Press Release issued on December 12, 1997.







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